

SUPERIOR DRILLING PRODUCTS

SECOND QUARTER 2021
FINANCIAL RESULTS CONFERENCE CALL

AUGUST 13, 2021

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

SUPERIOR DRILLING PRODUCTS



Troy Meier

Chairman and Chief Executive Officer

SECOND QUARTER 2021 EXECUTION

Compared with prior-year period unless otherwise noted



Drill-N-Ream® ("DNR") leading well bore conditioning tool gaining global market share

Revenue in North America up 74%

- Strong PDC refurbishment activity
- Growing third-party drilling tool manufacturing business
- Increased drilling activity driving DNR demand

International revenue increased 37%

- Increasing recognition by Serve Cos of DNR value
- Gained a new International customer

DNR enabling drilling innovation

Producers drilling more complex well profiles

Covering greater footage in shorter amounts of time

Achieved break-even earnings per diluted share with net loss of $67 thousand

Ended quarter with $2.7 million of cash

SUPERIOR DRILLING PRODUCTS


SUPERIOR
DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

REVENUE GREW 40% SEQUENTIALLY

($ in millions)



$2.0
$1.5
$1.5
$2.4
$3.4
$1.7
$1.1
$1.2
$2.1
$2.9
$0.3
$0.4
$0.3
$0.3
$0.5
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
International
North America

Numbers may not sum due to rounding

Greater market penetration and improving market conditions

North America increased 41% sequentially and 74% YoY

- North America improving more rapidly than international markets
- Driven by increased tool sales, higher royalty and repair fees
- Also had strong bit refurbishment demand
- U.S. average rig count of 451 in Q2, up 58 since Q1 21 and up 197 rigs since low point in Q3 20

International revenue grew 38% sequentially

TOOL AND CONTRACT SERVICES REVENUE

($ in millions)

Contract Services up 48% sequentially and 65% YoY

Expanding the volume and products we manufacture for long-time legacy customer

Other related tool revenue up $321k, or 39%, sequentially, as royalty and repair revenue from tool use improved

Revenue by Product



$2.0
$0.7
$0.4
$1.0
Q2 20
$1.5
$0.4
$0.5
$0.6
Q3 20
$1.5
$0.6
$0.3
$0.6
Q4 20
$2.4
$0.8
$0.8
$0.8
Q1 21
$3.4
$1.1
$1.1
$1.2
Q2 21
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

MAINTAINING COST DISCIPLINE

($ in millions)

Operating Expenses



$3.1
$3.1
$3.0
$3.4
$3.3
$0.7
$0.7
$0.7
$0.7
$0.6
$1.3
$1.5
$1.5
$1.5
$1.5
$1.1
$0.9
$0.8
$1.2
$1.2
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Cost of Revenue
S G & A
D & A

Restaffing with direct personnel

Keeping overhead costs low

Total operating expenses decreased 3% sequentially

Generated operating income of $116 thousand in Q2 21

Leveraged higher volume and lower costs

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

NEAR BREAKEVEN; MEASURABLY IMPROVED EBITDA

($ in thousands)

Net Loss & Diluted EPS



($0.05)
($0.07)
($0.03)
($0.04)
($0.00)
($1,242)
($1,731)
($655)
($1,102)
($67)
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21

Adjusted EBITDA and Margin*



$957
28.2%
(0.4%)
(11.0%)
(39.2%)
(32.1%)
($11)
($222)
($607)
($494)
Q2 20
Q3 20
Q4 20
Q1 21
2Q21

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net loss and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Balance Sheet Strengthened

($ in millions)

Cash and Equivalents


$2.5
$1.4
$2.0
$2.3
$2.7
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021

Total Debt


$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$3.2
$1.5
$1.7
12/31/2018
12/31/2019
12/31/2020
6/30/2021
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Cost savings efforts and higher volume drove positive cash generation from operations

Cash at quarter end was $2.7 million, up from $2.0 million at end of 2020

Subsequent to quarter-end, paid $750,000 principal due on Hard Rock note balance

- Final $750,000 principal balance due October 2022

Financial obligation for lease of Vernal property not considered debt

SUPERIOR DRILLING PRODUCTS

OUTLOOK AND OPPORTUNITIES*



Expect to continue to grow through 2021

North America: Continued improvement and presence on more rigs

International: Steady and manageable growth

Still COVID challenges with travel restrictions in Middle East and unknown impacts of new variants

New product development and agreements to drive DNR momentum over the long-term

Larger "Big Bore Series" to be tested in Saudi Arabia

Working on global agreements with multinational oilfield companies

Improving contract manufacturing capabilities

Moving toward adopting product line turnkey processes

** Expectations provided on August 13, 2021*

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

Supplemental Information

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
GAAP net income (loss)	$ (1,241,506)	$ (1,731,272)	$ (655,142)	$ (1,101,793)	$ (66,781)
Add back:					
Depreciation and amortization	680,375	693,259	681,998	690,074	585,504
Interest expense, net	145,528	126,337	125,068	138,009	145,471
Share-based compensation	105,005	157,842	180,730	167,473	167,033
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Loss (gain) on sale or disposition of assets	-	-	(32,000)	(10,000)	11,187
Loan forgiveness	-	(41,403)	(891,600)	-	-
Income tax expense	225	99,979	8,582	17,180	26,468
Non-GAAP adjusted EBITDA(1)	$ (222,173)	$ (607,058)	$ (494,164)	$ (10,858)	$ 957,082
GAAP Revenue	$ 2,024,388	$ 1,547,442	$ 1,541,205	$ 2,424,653	$ 3,399,109
Non-GAAP EBITDA Margin	*(11.0%)*	*(39.2%)*	*(32.1%)*	*(0.4%)*	*28.2%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS